EXHIBIT 99.1

BROADWIND COMPLETES SALE OF INDUSTRIAL FABRICATION OPERATIONS IN WISCONSIN, INTRODUCES FULL-YEAR 2025 FINANCIAL GUIDANCE

Cicero, Ill., September 10, 2025 -- Broadwind (Nasdaq: BWEN, or the “Company”), a diversified precision manufacturer of specialized components and equipment serving global markets, today announced the completion of the previously disclosed sale of its industrial fabrication operations in Manitowoc, WI, effective September 8, 2025.

MANAGEMENT COMMENTARY

“Our successful completion of this transaction marks a significant step forward in Broadwind’s strategy to streamline operations, enhance balance sheet flexibility, and refocus on higher-margin precision manufacturing verticals,” stated Eric Blashford, President and CEO of Broadwind. “By consolidating operations into our Abilene, TX facility, we expect to reduce operating costs by approximately $8 million annually, enhance asset utilization, and further accelerate Broadwind’s ability to capture growth opportunities across our core power generation and infrastructure markets.”

“Today, in conjunction with the completion of the transaction, we are reintroducing full-year 2025 financial guidance,” concluded Eric Blashford, President and CEO of Broadwind. “As demand strengthens in our core markets, we expect recent cost actions and improved asset utilization will support continued profitable growth, consistent with our long-term focus on shareholder value creation.”

TRANSACTION OVERVIEW

On September 8, 2025, Broadwind Heavy Fabrications, Inc., a wholly-owned subsidiary of Broadwind, completed the closing of the previously announced sale of certain assets to Wisconsin Heavy Fabrication, LLC, a wholly-owned subsidiary of IES Holdings, Inc. The assets sold in the transaction consisted of specified contracts, equipment, machinery and other personal property, and permits used in the Company’s production facility located in Manitowoc, Wisconsin. Under the terms of the agreement, the Company will receive total cash consideration of $13.5 million, excluding transaction expenses and any other customary adjustments.

FINANCIAL GUIDANCE

The following forward-looking guidance for the full-year 2025 reflects the Company’s current expectations and beliefs as of September 10, 2025, and is subject to change. The following statements apply only as of the date of this disclosure and are expressly qualified in their entirety by the cautionary statements included elsewhere in this document.

The Company’s full year 2025 financial guidance below excludes an estimated $9 million gain associated with the sale of its industrial fabrication operations. For the full year 2025, Broadwind currently anticipates the following:

●	Revenues in a range of $145 million to $155 million
●	Adjusted EBITDA in a range of $9 million to $10 million

ABOUT BROADWIND

Broadwind (Nasdaq: BWEN) is a precision manufacturer of structures, equipment and components for clean tech and other specialized applications. With facilities throughout the U.S., our talented team is committed to helping customers maximize performance of their investments—quicker, easier and smarter. Find out more at www.bwen.com

NON-GAAP FINANCIAL MEASURES

The Company provides non-GAAP adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, share-based compensation and other stock payments, restructuring costs, impairment charges, proxy contest-related expenses and other non-cash gains and losses) as supplemental information regarding the Company’s business performance. The Company’s management uses this supplemental information when it internally evaluates its performance, reviews financial trends and makes operating and strategic decisions. The Company believes that this non-GAAP financial measure is useful to investors because it provides investors with a better understanding of the Company’s past financial performance and future results, which allows investors to evaluate the Company’s performance using the same methodology and information as used by the Company’s management. The Company's definition of adjusted EBITDA may be different from similar non-GAAP financial measures used by other companies and/or analysts.

We have not provided a reconciliation of forward-looking non-GAAP adjusted EBITDA information because a reconciliation of this non-GAAP financial measure to our expected GAAP net income (loss) on a forward-looking basis is not available without unreasonable efforts. The timing or amount of various reconciliation items that would impact the forward-looking expectations for this non-GAAP financial measure are uncertain, depend on various factors, cannot be reasonably predicted, and could be material to our results computed in accordance with GAAP.

FORWARD-LOOKING STATEMENTS

This release contains “forward-looking statements”—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements include any statement that does not directly relate to a current or historical fact. Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: (i) our expectations and beliefs with respect to our financial guidance as set forth in this release; (ii) the impact of global health concerns on the economies and financial markets and the demand for our products; (iii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related phase out, extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (iv) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (v) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (vi) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary; (vii) our ability to continue to grow our business organically and through acquisitions; (viii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (ix) information technology failures, network disruptions, cybersecurity attacks or breaches in data security; (x) the sufficiency of our liquidity and alternate sources of funding, if necessary; (xi) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer); (xii) the economy and the potential impact it may have on our business, including our customers; (xiii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets; (xiv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers; (xvi) the effects of the change of administrations in the U.S. federal government; (xvii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xviii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended; (xix) the effects of proxy contests and actions of activist stockholders; (xx) the limited trading market for our securities and the volatility of market price for our securities; (xxi) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future); (xxii) the impact of future sales of our common stock or securities convertible into our common stock on our stock price; and (xxiii) the impact that the industrial fabrication operations in Manitowoc, Wisconsin may have on our current plans and operations. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and in our other filings with the Securities and Exchange Commission. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

IR CONTACT

Stefan Neely or Noel Ryan

BWEN@val-adv.com